EXHIBIT 10.1


Translated into English from the executed Spanish document and filed pursuant to Rule 306 of Regulation S-T.


                                LETTER OF INTENT


Between the undersigned, ALEXANDER ARELLANO SUAREZ, identified as his signature appears below, doing business as MAXIM WELL SERVICES LTDA, a legally formed partnership, principally domiciled in the city of Bogota, as stated in the annexed original certificate of existence and legal representation, issued by the Bogota Chamber of Commerce, dated one month prior to the execution of the present agreement, hereinafter the OPERATOR, on the one part, and, on the other part, RADIAL ENERGY INC, incorporated in Nevada, in the United States, represented by GREGORY LEIGH LYONS and OMAR HAYES, of legal age and identified as their respective signatures appear below, domiciled in Bellingham, Washington, United States, duly empowered to enter into and execute the present instrument, all of which is accredited by way of the annexed legal document, properly added and made an integral part of the present document, hereinafter the INVESTORS, having completed favorable negotiations to solidify the participation of the INVESTORS in the development of the E&P Bloque Bosques No. 014 contract dated April 21, 2006, its additions, clarifications, and/or modifications, hereinafter, and indistinctly, the CONTRACT or the PROJECT, which text is an integral part of the present document, which the INVESTORS declare they understand and/or accept, awarded to the OPERATOR by the NATIONAL AGENCY OF HYDROCARBONS of Colombia (ANH), hereinafter the AGENCY, to which the INVESTORS shall have access to participate in, through the ECONOMIC INVESTMENT stipulated below, having arrived at an understanding of the essential conditions of the business, to endorse the intention to formalize it through the JOINT OPERATING AGREEMENT, hereinafter the JOA, in the measure in which the terms are carried out and conditions formed in the present agreement, hereinafter the LETTER or the LETTER OF INTENT, which are stated in the following clauses.

FIRST CLAUSE: OJBECTIVE: The objective of the business consists in the subscription of a JOA between the OPERATOR and the INVESTORS, that will permit the parties the joint execution of the CONTRACT awarded to the OPERATOR by the AGENCY, in exchange for that which the INVESTORS shall provide to the PROJECT in the total disbursement of TWO MILLION TWO HUNDRED THOUSAND AMERICAN DOLLARS (USD$2,200,000), which shall be applied in the form and under the conditions specified in the subsequent clauses.

PARAGRAPH: The Terms in which the CONTACT was accepted by the OPERATOR, no discussion of which is admitted for dealing with an awarded contract, which pursuant to the Colombian legislation, is Law for the parties. In this way it is clear that, the object of the JOA that is subscribed to by the intervening parties as well as the investment here agreed to by the investors, relates directly with the goal established in the CONTRACT, according to which, the Colombian State granted to the OPERATOR the right to explore the area contracted and to exploit the Hydrocarbons of the property of the Colombian State that can be discovered in said area, and equally establishing that the OPERATOR will have right to the Hydrocarbons produced from the area which corresponds to it, of which the INVESTORS shall have the percent participation that is established below.

SECOND CLAUSE: VALUE OF THE INVESTMENT AND FORM OF PAYMENT. The sum that INVESTORS shall invest in the OPERATOR'S PROJECT is TWO MILLION TWO HUNDRED THOUSAND AMERICAN DOLLARS, which shall be paid in the following manner: 1) ONE MILLION FIVE HUNDRED THOUSAND AMERICAN DOLLARS, which shall be invested by the OPERATOR in the development of the PROJECT and shall be disbursed in its totality by the INVESTORS through the "cash call" system, in favor of the OPERATOR within fifteen (15) calendar days following the written "cash call" request, in the amounts determine therein, in the place and time that each "cash call" establishes, without prejudice to that which is particularly established by the JOA. It is clear that the present LETTER and each "cash call" or in its place the JOA, or both if necessary, constitute executive title to effectuate the performance of the obligations emanating from the present LETTER OF INTENT.
2) The value remaining, that is to say the sum of Seven Hundred Thousand American Dollars (USD $700,000) shall be applied to past costs of the PROJECT as capital recoupment, compensation and remuneration of the OPERATOR. The OPERATOR shall dispose of this payment without need for any other authorization and shall be paid by the INVESTORS in the follow manner: a) Fifty percent (50%), that is to say THREE HUNDRED FIFTY THOUSAND AMERICAN DOLLARS (USD $350,000) on the same date as the execution of the JOA, and b) the remaining fifty percent (50%), that is THREE HUNDRED FIFTY THOUSAND AMERICAN DOLLARS (USD $350,000) within sixty
(60) days of the execution of the JOA.

PARAGRAPH: THE JOA THAT FORMALIZES THE PRESENT NEGOTIATION SHOULD, AT A MINIMUM, INCLUDE THE CONDITIONS ESTABLISHED IN THIS LETTER OF INTENT.

CLAUSE THIRD: INVESTORS' PERCENT PARTICIPATION. The disbursements made by the INVESTORS in favor of the OPERATOR under the terms established in the previous clause and in the JOA, shall give the INVESTORS the right to participate in the development of the PROJECT that is provided by the CONTRACT, its additions, clarifications and/or modifications, in the proportion of twenty percent (20%) of all its effects and requirements, rights and obligations, under the terms established in the JOA, including the risk factor and in the same proportion, the possibility of gain and/or loss.

PARAGRAPH: Until the INVESTORS recoup the sum of ONE MILLION FIVE HUNDRED THOUSAND AMERICAN DOLLARS (USD $1,500,000) that corresponds to that part of the investment that the OPERATOR has earmarked for the development of the PROJECT as was agreed in number 1) of the Second Clause of this LETTER, the INVESTORS' percent participation shall be Thirty-three point Thirty-three percent (33.33%). It is understood that the percentage that is established here is strictly provisional and only until the established condition is met. Once the stated amount is recouped by the INVESTOR, his percent participation shall be Twenty percent (20%) as agreed.

PARAGRAPH TWO: The previous investment or about TWO MILLION TWO HUNDRED THOUSAND AMERICAN DOLLARS (USD $2,200,000) will be realized in accord with the Percent Participation as much from the OPERATOR as the INVESTORS. Also, the gains or benefits generated by the PROJECT shall be distributed in the same proportion in accord with the Percent Participation.

CLAUSE FOURTH: EXCLUSIVITY: The OPERATOR grants to the INVESTORS a Sixty (60) calendar day term following the execution of this LETTER OF INTENT to proceed to execute the JOA, extendable an additional thirty (30) days, according to the decision of the OPERATOR, pursuant to INVESTORS' previous written request, five
(5) calendar days prior to the expiration of the initial term, or, in the event of a proved fortuitous case or force majuer. Upon the expiration of the initial term or the extended term, in which they were to appear, having failed to execute the JOA due to fault attributable to the INVESTORS, which shall be presumed by the simple passage of time, the OPERATOR understands that the JOA was not possible, in which case he himself shall be released from agreeing to contracts with other sources of funds. The OPERATOR expects to impart in the present negotiation all the seriousness and transparency necessary to reach closing of the operation.

CLAUSE FIFTH: DATE AND TIME TO EXECUTE THE JOA. The JOA by which performance of the present LETTER OF INTENT is completed, shall be executed by the PARTIES in the city of Bogota, prior to October 31, 2006, on Street 93B #12-30 office 203, the OPERATOR's offices, at 11 a.m. which signatures shall be submitted for authentication to a Notary.

CLAUSE SIXTH: CONFIDENTIALITY. For the development of the objective of the present contract, independently of that which the parties particularly determine in the JOA, the INVESTORS obligate themselves to maintain and provide confidentiality, oral as well as written, to all information, relating to the PROJECT, received from the OPERATOR. In performance of the above, the INVESTORS obligate themselves with regard to access previously permitted to any of its employees or associates to the PROJECT material, that these same shall be informed of the terms of confidentiality contained in this LETTER, and shall be subject to it in its entirety, in such case the INVESTORS maintain their obligations of confidentiality. The PROJECT material will include any information, oral or written, supplied to the INVESTORS by the OPERATOR. Whatever report or information that is produced by the INVESTORS, based on the PROJECT material, or that is reflected or contained therein is also subject to the reserve of confidentiality. The INVESTORS shall be released from maintaining the reserve of confidentiality of the PROJECT material under the following cases: (I) when it is or becomes available to third parties or the general public, as a consequence distinct from the violation by the INVESTORS of the reserve of confidentiality contained in the present document, (II) when the information has been obtained by the INVESTORS without being subject to confidentiality, previous to its delivery by the OPERATOR, and (III) when it becomes available for INVESTORS in such a manner which it could not or should not be understand to be under the reserve of confidentiality with respect to the information supplied. The INVESTORS obligate themselves to utilize the PROJECT material exclusively as support for the analysis and support for decision making, especially with respect to the present LETTER OF INTENT and only permit the access to such information to its employees and/or third parties, when strictly necessary. If the INVESTORS or one of their employees or associates are required to reveal the PROJECT material or any other related information, in relation to any legal proceeding or administrative investigation, the INVESTORS shall be released from complying with the reserve of confidentiality contained in the present document. To that effect, the INVESTORS shall notify the OPERATOR in writing of the judicial or administrative requirement no later than within five (5) days following its occurrence. As well as the obligations previously stated the INVESTORS pledge to carry out the present CONFIDENTIALITY CLAUSE in the determined cases, for a term of four (4) years from the signing of this LETTER.

CLAUSE SEVENTH: RESPONSIBILITY FOR BREACH. The INVESTORS assume responsibility for the obligations contracted for as effected by the signing of the present
LETTER OF INTENT, especially: A) The obligation to sign the JOA and B) the INVESTORS shall also respond for the losses and for any harm or damage which the OPERATOR may suffer as a consequence for the DISCLOSURE OF INFORMATION regarding any aspect of the PROJECT, which will cause the presumption of, besides fraud, violation of the confidentiality clause agreed to in the present LETTER. They shall be exempt from responsibility for judicial and administrative requests.

PARAGRAPH: The breach of the LETTER in those areas detailed in the present clause, shall bring as a consequence to the INVESTORS, an economic sanction if the JOA is not signed and/or a violation of the obligations of confidentiality is presented, of: A) FIFTY THOUSAND AMERICAN DOLLARS (USD $50,000) from the date of the signing of the present LETTER until the presentation of the Act or other document on the part of the AGENCY that permits the commencement of the operations in the Campo Sogamoso, hereinafter the ACT. From the moment of the presentation of the Act the economic sanction, if the JOA is not signed and/or a violation of their obligations of confidentiality is presented, shall be: B) ONE HUNDRED THOUSAND AMERICAN DOLLARS (USD $100,000), up to the thirtieth (30th) day counted from the presentation of the ACT and C) TWO HUNDRED THOUSAND AMERICAN DOLLARS (USD $200,000), from the thirty-first (31st) day counted from the presentation of the ACT. The sums above shall be charged to the INVESTORS by way of penalty for their breach, without prejudice of any other available legal actions, for the payment of additional damages, without need for private or judicial requests, nor establishment of default, of which the PARTIES expressly renounce. To guaranty the performance of the present clause, the INVESTORS shall establish a POLICY OF PERFORMANCE with an insurance company recognized in Colombia, for the value that corresponds to one hundred percent (100%) of the value of the penalty herein established, for the term of one hundred days, and shall be established no later than ten (10) days after the date of the presentation of the ACT and delivered to the OPERATOR in its office. The OPERATOR is responsible to send the INVESTORS a copy of the ACT the same day of its receipt by way of electronic means and certified mail.

CLAUSE EIGHTH: DUE DILIGENCE. After the first business day following the execution of the present LETTER OF INTENT and until the signing of the JOA, the PARTIES here intervening shall complete a process of "DUE DILIGENCE", to determine the legal situation, commercial, financial and accounting of the OPERATOR and the PROJECT as well as the INVESTORS, so that the parties may determine the number and the specialty of the natural and legal persons that will participate in the process. The parties' representatives should submit themselves to the previous acceptance of the other party and should obtain authorization for each of them, prior to the realization of this work.

To effect the above, the PARTIES promise among each other, to be at the disposal of each other, the designated and accepted persons, and conducive elements to that end. As well, to designate a representative to attend to the personnel requirements of the DUE DILIGENCE for each one of the PARTIES.

During the time it takes to conduct the DUE DILIGENCE, each one of the PARTIES promises to submit to each other, the technical information, operational, legal, commercial, financial and accounting which are required. The diligence referred to in this clause grants liberty to the parties to have access to the information that it believes pertinent but is prohibited from making magnetic reproductions, imprints or any other kind of reproduction of the information to which it has access.

CLAUSE NINTH: CONTRACTUAL DOMICILE. For the effects related to the present contract, the city of Bogota shall be the city of contractual domicile.

CLAUSE TENTH: APPLICABLE LAW AND LANGUAGE. This LETTER OF INTENT is governed and interpreted in accordance with the laws of the Republic of Colombia. The official language in which the JOA shall be made and in which all communications relative to the same during its validity and for all effect, is the Spanish language but there will be an English translation.

CLAUSE ELEVENTH: DIRECT ARRANGEMENT AND ABRITRATION. The Parties agree to resolve their differences through conciliation in the Chamber of Commerce of Bogota. To that effect, they will be provided a term of thirty (30) calendar days from the date in which any one of them requests this in writing of the other party. The communications may be sent by mail, fax or telegram at the address provided in this instrument. Once the time period has lapsed for the direct arrangement, the PARTIES shall submit any differences or disputes that may arise in relation to this contract, exclusively to a Tribunal of Arbitration organized in conformity with the rules of the Center for Merchant Arbitration and Conciliation of the Chamber of Commerce of Bogota. The tribunal of arbitration shall be comprised of an arbitrator, who is designated by mutual agreement of the PARTIES, who shall have a term of thirty (30) calendar days for this. Once the above has expired without an agreement for an arbitrator, one shall be designated by the Chamber of Commerce of Bogota, and whose acts shall be governed by the rules of the Center and as provided in Columbian law. The corresponding decision should be stated in law.

PARAGRAPH: Each one of the parties obligates itself to designate its corresponding arbitrator, within fifteen (15) business days following the date in which the Chamber of Commerce designates the arbitrator that it is required to name within the term of this clause. In the event either one of the parties does not designate the corresponding arbitrator within the term indicated, the breaching party shall expressly authorize that its designation be effectuated by the Center of Merchant Arbitration and Conciliation of the Chamber of Commerce of Bogota.

CLAUSE TWELFTH: ASSIGNMENT. Neither party may assign, transfer, substitute, nor subrogate its rights and obligations incurred by virtue of this contract without prior written consent of the other party. Whatever attempt in doing so without written consent of the other party will be considered without effect.

CLAUSE THIRTEENTH. COPIES. This contract is signed in two copies, each of which constitutes one original, with authentication of signatures by each party that signs.

ADDRESSES:   Each  party's  address,   to  which  all  necessary   requests  and
correspondence for the fulfillment of this contract shall be sent, is as follows:

         FOR THE OPERATOR:
         MAXIM WELL SERVICES LTDA
         Attn:  ALEXANDER ARELLANO SUAREZ
         Address: Street 93 B #12-30 Office 203
                  Bogota D.C., Colombia
         Telephone:  +57-1-6218158
         E-mail:  MAXIMWELL@ETB.NET.CO

         FOR THE INVESTORS:
         RADIAL ENERGY INC.
         Attn: GREGORY LEIGH LYONS
         Address: 1313 East Maple St, Suite 223
                  Bellingham, Washington 98225
                  USA
         Telephone:  +1-360-685-4200
         E-mail:  LYONS@RADIALENERGYINC.COM

The above stated has been agreed to and is signed in the city of Bogota, on the twenty-third (23) day of the month of August, 2006.

THE OPERATOR                                         THE INVESTORS
MAXIM WELL SERVICES LTDA                             RADIAL ENERGY INC



/s/ ALEXANDER ARELLANO SUAREZ                        /s/ GREGORY LEIGH LYONS
_____________________________                        _______________________
    Alexander Arellano Suarez                            Gregory Leigh Lyons